Warrants for ordinary shares	6 Months Ended
Jun. 30, 2022
Stockholders' Equity Note [Abstract]
Warrants for ordinary shares	Note 4 - Warrants for ordinary shares

The Fair value of the Warrants:

	June 30	December 31
	2022	2021

Value of warrant per share	$0.09	$0.37
Number of ordinary shares issuable upon exercise of warrants	5,200,000	5,200,000
Fair value of warrant liability (in USD thousand)	$473	$1,924

For the period ended June 30, 2022, the Company recorded a financial income of $1,451 thousand to the condensed consolidated statements of comprehensive loss as part of the financial income (expenses), net, relating to the warrant’s fair value decreased in the period.

The Black-Scholes assumptions used to value the private warrants are as follows:

	June 30	December 31
	2022	2021

Volatility	68.5%	41.0%
Risk-free interest rate	3.01%	1.2%
Expected dividends	0.0%	0.0%
Expected life (in years)	4.12	4.6